Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

Exhibit 10.15

FIRST AMENDMENT TO THE
RESEARCH COLLABORATION AGREEMENT

This First Amendment (the “First Amendment”), effective as February 20, 2019, to that certain Research Collaboration Agreement (the “Agreement” and incorporated herein by reference) effective December 20, 2018, among APRINOIA Therapeutics Inc. (“APN”), a company having an office at 17F, No.3, Park St., Nangang District, Taipei City 11503, Taiwan, and H. Lundbeck A/S (“Lundbeck’’), having an office at OttiIiavej 9, Valby, 2500, Denmark, and AbbVic Inc. (“AbbVic”), a company having an office at 1 N Waukegan Rd, North Chicago. IL, USA (each a “Party” and collectively, “Parties”).

Subject to the full execution of this First Amendment, APN, Lundbeck and AbbVie hereby agree to the following amendments:

1.	Following compounds are added to Appendix II:

[***]

2.	This First Amendment shall form an integral part of the Agreement and shall be regarded incorporated into the Agreement in every respect.

3.	Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF the Parties have executed and delivered this Agreement by their duly authorized representatives as of the Effective Date.

APRINOIA Therapeutics Inc.		H. Lundbeck A/S

By:	/s/ Ming-Kuei Jang	By:	/s/ Klaus Baek Simonsen

Name:	Ming-Kuei Jang	Name:	Klaus Baek Simonsen

Title:	CEO	Title:	VP

Date:	Feb 26, 2019	Date:	25/2/2019

AbbVie Inc.

By:	/s/ Michelle A. Parks, J.D.

Name:	Michelle A. Parks, J.D.

Title:	Head Technology Licensing & Collaborations

Date:	2-23-2019